Exhibit 4.3

Service source

COMMON

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE

FOR CERTAIN DEFINITIONS

CUSIP 81763U 10 0

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.0001 PAR VALUE, OF

Service Source

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

WELLS FARGO BANK, N.A.

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

THIS CERTIFICATE IS TRANSFERABLE

IN SOUTH SAINT PAUL, MN.

CHAIRMAN, CHIEF EXECUTIVE OFFICER SENIOR VICE PRESIDENT, GENERAL COUNSEL & SECRETARY

he following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UTMA – ____________ Custodian ____________

(Cust) (Minor)

TEN ENT – as tenants by entireties under Uniform Transfers to Minors

JT TEN – as joint tenants with right of survivorship Act

and not as tenants in common (State)

Additional abbreviations may also be used though not in above list.

For value received _____ hereby sell, assign, and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named

Corporation with full power of substitution in the premises.

Dated ________________ X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE

OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH

AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES

TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK

STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR

THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT

BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE